CRM Mutual Fund Trust

CRM Long/Short Opportunities Fund

(Institutional Shares – CRIHX)

(the “Fund”)

Supplement Dated November 1, 2025

to the Fund’s Summary Prospectus and Prospectus

Dated November 1, 2025

Capitalized terms used without definition below have the meanings given to them in the Fund's Summary Prospectus or Prospectus, as applicable. This document should be read together with the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

The Fund is changing its 80% investment test in its principal investment strategy effective as of December 31, 2025.

Until December 31, 2025, the first sentence of the first paragraph in “Principal Investment Strategies” in the Summary Prospectus and Prospectus dated November 1, 2025 (the “Prospectus”) shall be replaced in its entirety with the following:

The Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities of U.S. and non-U.S. companies with market capitalizations at the time of initial purchase within the range of those in the S&P 500® Index that are publicly traded on a U.S. securities market.

After December 31, 2025, the first sentence of the first paragraph in “Principal Investment Strategies” in the Prospectus shall be as currently stated in the Fund’s Prospectus:

The Fund, under normal circumstances, invests at least 80% of its assets in long and short positions in equity and equity related securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE